UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Bedford Street Lexington, MA 02420
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

iSpecimen Inc. (the “Company”) currently plans to hold its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on July 19, 2024. The Company intends to set the record date for determining the stockholders of record who will be entitled to vote at the 2024 Annual Meeting as the close of business on June 3, 2024. The time and location of the 2024 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission.

Because the scheduled date of the 2024 Annual Meeting is more than 30 days after the anniversary of the Company’s 2023 Annual Meeting of Stockholders, prior disclosed deadlines regarding the submission of stockholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the 2024 Annual Meeting are no longer applicable. The Company is hereby providing notice of certain revised deadlines for the submission of stockholder proposals in connection with the 2024 Annual Meeting. In order for a stockholder proposal, submitted pursuant to Rule 14a-8, to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the 2024 Annual Meeting, such proposal must be received by the Company by May 27, 2024. The Company has determined that May 27, 2024 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. Therefore, in order for a stockholder to submit a proposal for inclusion in the Company’s proxy materials for the 2024 Annual Meeting, the stockholder must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal, and must deliver the proposal and all required documentation to the Company no later than May 27, 2024. The public announcement of an adjournment or postponement of the date of the 2024 Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting, but does not seek to have included in the proxy materials pursuant to Rule 14a-8, must be delivered no later than May 27, 2024. The Company has determined that May 27, 2024 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. Therefore, in order for a stockholder to timely submit a director nomination or other proposal that the stockholder intends to present at the 2024 Annual Meeting, the stockholder must deliver the director nomination or proposal to the Company no later than May 27, 2024.

All proposals must be addressed to the Corporate Secretary at “iSpecimen Inc., 450 Bedford Street, Lexington, MA 02420, Attention: Corporate Secretary.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2024

iSPECIMEN INC.

By:	/s/ Tracy Curley
Name:	Tracy Curley
Title: Chief Executive Officer